                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 15, 2000 relating to the financial statements, which appear in Nobel Learning Communities, Inc.'s Annual Report on Form 10-K for the year ended June 30, 2000.

PRICEWATERHOUSECOOPERS LLP
Philadelphia, PA
May 22, 2001

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